Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of March __, 2009 among PNM RESOURCES, INC., a New Mexico corporation (the "Company"), FIRST CHOICE POWER, L.P., a Texas limited partnership ("FCP", collectively with the Company, the "Borrowers"), the Lenders party hereto, and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent").  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

R E C I T A L S

WHEREAS, the Borrowers, the Lenders party thereto and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of August  15, 2005 (as amended or modified from time to time, the "Credit Agreement");

WHEREAS, Texas-New Mexico Power Company ("TNMP"), a Subsidiary of the Company, wishes to incur certain secured Indebtedness; and

WHEREAS, the Borrowers have requested that the Administrative Agent and Lenders agree to certain changes to the Credit Agreement to accommodate the incurrence of such secured Indebtedness.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

A G R E E M E N T

1.           Amendments.

(a)           Section 1.1.  The following new definition "TNMP First Mortgage Bonds" is hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

"TNMP First Mortgage Bonds" means those certain first mortgage bonds issued pursuant to the First Mortgage Indenture substantially in the form of the draft dated March 4, 2009 and dated on or before April 1, 2009, between TNMP and The Bank of New York Mellon Trust Company, N.A., as trustee thereunder, as it may be supplemented and amended from time to time so long as such supplements or amendments do not cause a Default under this Agreement.

(b)           Section 8.5.  Section 8.5 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     8.5      Liens.

Such Borrower will not (nor will it permit its Subsidiaries to) contract, create, incur, assume or permit to exist any Lien with respect to any of its property or assets of any kind (whether real or personal, tangible or intangible), whether now owned or hereafter acquired, securing any Indebtedness other than the following: (a) Liens securing Borrower Obligations, (b) Liens for taxes not yet due or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof), (c) Liens in respect of property imposed by law arising in the ordinary course of business such as materialmen's, mechanics', warehousemen's, carrier's, landlords' and other nonconsensual statutory Liens which are not yet due and payable, which have been in existence less than 90 days or which are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof), (d) pledges or deposits made in the ordinary course of business to secure payment of worker's compensation insurance, unemployment insurance, pensions or social security programs, (e) Liens arising from good faith deposits in connection with or to secure performance of tenders, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business (other than obligations in respect of the payment of borrowed money), (f) Liens arising from good faith deposits in connection with or to secure performance of statutory obligations and surety and appeal bonds, (g) easements, rights-of-way, restrictions (including zoning restrictions), minor defects or irregularities in title and other similar charges or encumbrances not, in any material respect, impairing the use of the encumbered property for its intended purposes, (h) judgment Liens that would not constitute an Event of Default, (i) Liens arising by virtue of any statutory or common law provision relating to banker's liens, rights of setoff or similar rights as to deposit accounts or other funds maintained with a creditor depository institution, (j) any Lien created or arising over any property which is acquired, constructed or created by such Borrower or its Subsidiaries, but only if (i) such Lien secures only principal amounts (not exceeding the cost of such acquisition, construction or creation) raised for the purposes of such acquisition, construction or creation, together with any costs, expenses, interest and fees incurred in relation thereto or a guarantee given in respect thereof, (ii) such Lien is created or arises on or before 180 days after the completion of such acquisition, construction or creation, (iii) such Lien is confined solely to the property so acquired, constructed or created and any improvements thereto and (iv) the aggregate principal amount of all Indebtedness at any one time outstanding that is secured by such Liens shall not exceed (A) in the case of the Company and its Subsidiaries, $50,000,000 and (B) in the case of any other Borrower and its Subsidiaries, $25,000,000, (k) any Lien on Margin Stock, (l)  Liens with respect to the Indebtedness evidenced by the FMB Indenture, but only to the extent of the Insured Series First Mortgage Bonds, and the "permitted encumbrances" under the FMB Indenture, (m) with respect to the Company and PSNM, the assignment of, or Liens on, accounts receivable in connection with PSNM Accounts Receivable Securitization and the filing of related financing statements under the Uniform Commercial Code of the applicable jurisdictions, (n) with respect to First Choice, (i) the assignment of, or Liens on, accounts receivable in connection with First Choice Securitization and the filing of related financing statements under the Uniform Commercial Code of the applicable jurisdictions and (ii) other Liens in connection with the Constellation Agreement, (o) the assignment of, or Liens on, demand, energy or wheeling revenues, or on capacity reservation or option fees, payable to such Borrower or any of its Subsidiaries with respect to any wholesale electric service or transmission agreements, the assignment of, or Liens on, revenues from energy services contracts, and the assignment of, or Liens on,

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capacity reservation or option fees payable to such Borrower or such Subsidiary with respect to asset sales permitted herein, (p) Liens on assets of TNMP securing the TNMP First Mortgage Bonds in an aggregate principal amount not to exceed $400,000,000 at any one time, (q) any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Liens referred to in the foregoing clauses (a) through (p), for amounts not exceeding the principal amount of the Indebtedness secured by the Lien so extended, renewed or replaced, provided that such extension, renewal or replacement Lien is limited to all or a part of the same property or assets that were covered by the Lien extended, renewed or replaced (plus improvements on such property or assets), (r) Liens on Property that is subject to a Material Lease that is classified as an operating lease as of the Closing Date but which is subsequently converted into a capital lease, (s) Liens securing obligations under Hedging Agreements entered into in the ordinary course of business and not for speculative purposes, (t) Liens granted by bankruptcy-remote special purpose Subsidiaries to secure stranded cost securitization bonds, and (u) Liens on Property, in addition to those otherwise permitted by clauses (a) through (t) above, securing, directly or indirectly, Indebtedness or obligations of such Borrower and its Subsidiaries arising pursuant to other agreements entered into in the ordinary course of business which do not exceed, in the aggregate at any one time outstanding, (i) in the case of the Company and its Subsidiaries, $50,000,000 and (ii) in the case of any other Borrower and its Subsidiaries, $25,000,000.

2.           Conditions Precedent.  This Amendment shall be effective upon satisfaction of the following conditions precedent:

(a)           Receipt by the Administrative Agent of documentation evidencing the TNMP First Mortgage Bonds on terms satisfactory to the Administrative Agent;

(b)           Receipt by the Administrative Agent of copies of this Amendment duly executed by each Borrower and the Required Lenders; and

(c)           Payment to each Lender (other than a Defaulting Lender) executing this Amendment on or prior to March 3, 2009 of an amendment fee equal to .10% of such Lender's Commitment.

3.           Ratification of Credit Agreement.  The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment.  Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

4.           Authority/Enforceability.  Each Borrower represents and warrants as follows:

(a)           It has taken all necessary action to authorize (i) the execution, delivery and performance of this Amendment and (ii) the incurrence of the Indebtedness evidenced by the TNMP First Mortgage Bonds.

(b)           This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights

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generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)           No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

5.           Representations and Warranties.  Each Borrower represents and warrants to the Lenders that (a) the representations and warranties of such Borrower set forth in Section 6 of the Credit Agreement are true and correct as of the date hereof, unless they specifically refer to an earlier date, (b) no event has occurred and is continuing which constitutes a Default or an Event of Default, and (c) it has no claims, counterclaims, offsets, credits or defenses to its obligations under the Credit Documents or to the extent it has any they are hereby released in consideration of the Lenders entering into this Amendment.

6.           No Conflicts.  Neither the execution and delivery of this Amendment, nor the consummation of the transactions contemplated herein, nor performance of and compliance with the terms and provisions hereof by any Borrower will (a) violate, contravene or conflict with any provision of its respective articles or certificate of incorporation, bylaws or other organizational or governing document, (b) violate, contravene or conflict with any law, rule, regulation, order, writ, judgment, injunction, decree or permit applicable to a Borrower, (c) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which a Borrower is a party or by which it or its properties may be bound or (d) result in or require the creation of any Lien upon or with respect to a Borrower's properties.

7.           Counterparts/Telecopy.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of executed counterparts by telecopy shall be effective as an original.

8.           GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:                                                           PNM RESOURCES, INC.,
a New Mexico corporation

By:           /s/ Terry R. Horn
Name:      Terry R. Horn
Title:        Vice President and Treasurer

FIRST CHOICE POWER, L.P.,
a Texas limited partnership
By: First Choice Power GP, LLC,
its general partner

By:           /s/ Terry R. Horn
Name:      Terry R. Horn
Title:        Vice President and Treasurer

ADMINISTRATIVE
AGENT:                                                                         BANK OF AMERICA, N.A.,
as Administrative Agent

By:           /s/ Richard L. Stein
Name:      Richard L. Stein
Title:        Senior Vice President

PNM RESOURCES, INC.
THIRD AMENDMENT TO CREDIT AGREEMENT

LENDERS:                                                                     BANK OF AMERICA, N.A.,
as a Lender and L/C Issuer

By:           /s/ Richard L. Stein
Name:      Richard L. Stein
Title:        Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Lender and L/C Issuer

By:           /s/ Frederick W. Price
Name:      Frederick W. Price
Title:        Managing Director

UNION BANK OF CALIFORNIA, N.A.

By:           /s/ Efrain Soto
Name:      Efrain Soto
Title:        Vice President

JPMORGAN CHASE BANK, N.A.

By:           /s/ Helen D. Davis
Name:      Helen D. Davis
Title:        Vice President

CITIBANK, N.A.

By:           /s/ Todd C. Davis
Name:      Todd C. Davis
Title:        Director, Global Power

WELLS FARGO BANK, N.A.

By:           /s/ Yann Blindert
Name:      Yann Blindert
Title:        Assistant Vice President

PNM RESOURCES, INC.
THIRD AMENDMENT TO CREDIT AGREEMENT

MERRILL LYNCH BANK USA

By:           /s/ Louis Adler
Name:      Louis Adler
Title:        First Vice President

MORGAN STANLEY BANK

By:           /s/ Melissa James
Name:      Melissa James
Title:        Authorized Signatory

UBS LOAN FINANCE LLC

By:           /s/ Irja R. Otsa               /s/ Mary E. Evans
Name:      Irja R. Otsa                     Mary E. Evans
Title:        Associate Director      Associate Director

LEHMAN BROTHERS BANK, FSB

By:          ________________________________
Name:     ________________________________
Title:       ________________________________

WILLIAM STREET COMMITMENT CORPORATION

By:           /s/ Mark Walton
Name:      Mark Walton
Title:        Assistant Vice President

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:           /s/ James Moran          /s/ Nupur Kumar
Name:      James Moran                Nupur Kumar
Title:        Managing Director      Vice President

PNM RESOURCES, INC.
THIRD AMENDMENT TO CREDIT AGREEMENT

U S BANK NATIONAL ASSOCIATION

By:          ______________________________
Name:     ______________________________
Title:       ______________________________

HSBC BANK USA, NATIONAL ASSOCIATION

By:          ______________________________
Name:     ______________________________
Title:       ______________________________

THE BANK OF NEW YORK MELLON

By:           /s/ Mark W. Rogers
Name:      Mark  W. Rogers
Title:        Vice President

ROYAL BANK OF CANADA

By:         ______________________________
Name:    ______________________________
Title:      ______________________________

COMPASS BANK

By:         ______________________________
Name:    ______________________________
Title:      ______________________________

SOUTHWEST SECURITIES BANK

By:           /s/ Lonnie Warren
Name:      Lonnie Warren
Title:        Regional President

PNM RESOURCES, INC.
THIRD AMENDMENT TO CREDIT AGREEMENT

BANK OF ALBUQUERQUE, N.A.

By:         _____________________________
Name:    _____________________________
Title:      _____________________________

BANK HAPOALIM BM

By:        ______________________________
Name:   ______________________________
Title:     ______________________________

PNM RESOURCES, INC.
THIRD AMENDMENT TO CREDIT AGREEMENT